EXHIBIT 1.1

                     HEALTH AND RETIREMENT PROPERTIES TRUST

                                   $70,000,000

          7.50% Convertible Subordinated Debentures Due 2003, Series A



                             UNDERWRITING AGREEMENT



                                                             October 2, 1996


NATWEST SECURITIES LIMITED
MERRILL LYNCH, PIERCE, FENNER &
  SMITH INCORPORATED
  as Representatives of the
  several Underwriters
c/o Natwest Securities Limited
135 Bishopsgate
London EC2M 3XT
England

Ladies and Gentlemen:

         Health and Retirement Properties Trust, a Maryland real estate investment trust (the "Company"), proposes to issue and sell to the underwriters named on Schedule I hereto (the "Underwriters") for whom you are acting as representatives (the "Representatives"), $70,000,000 aggregate principal amount of 7.50% Convertible Subordinated Debentures due 2003, Series A (the "Firm Debentures"), which are convertible into common shares of beneficial interest of the Company, par value $.01 per share (the "Common Shares"), at a conversion price of $18.00 per Common Share, subject to adjustment under certain circumstances, and having such other terms as set forth on Schedule III hereto. In addition, the Company hereby grants to you and the other Underwriters an option (the "Option") to purchase up to an additional $10,500,000 aggregate principal amount of 7.50% Convertible Subordinated Debentures due 2003, Series A, on the terms and conditions and for the purposes set forth in Section 2 (the "Option Debentures"). The Firm Debentures and, if purchased, the Option Debentures are hereinafter collectively referred to as the "Debentures." The issuance and sale of the Debentures is hereinafter referred to as the "Offering." The Debentures are to be issued pursuant to that certain indenture dated as of September 20, 1996 (the "Base Indenture") between the Company and Fleet National Bank (or such other money center bank acceptable to the Company and the Representatives), as trustee (the "Trustee"), as amended by that certain First Supplemental Indenture, dated as of October 7, 1996 (the "Supplemental Indenture"), between the Company and the Trustee (as so amended, the
"Indenture").  The  Company  will  deliver  copies  of the  Base  Indenture  and

Supplemental Indenture to each of the Underwriters prior to the Initial Closing (as defined below). The Common Shares issuable upon conversion of the Debentures are hereinafter collectively referred to as the "Conversion Shares." The Debentures are to be sold to each Underwriter, acting severally and not jointly, in such amounts as are listed in Schedule I opposite the name of each Underwriter. The Debentures are more fully described in the Final Prospectus referred to below. If the firm or firms listed in Schedule I hereto include only the firm or firms to which this Agreement is addressed above, then the terms "Underwriters" and "Representatives," as used herein, each shall be deemed to refer to such firm or firms.

         The Company hereby confirms its agreement with the several Underwriters as follows:

         1. Agreement to Sell and Purchase.

              (a) On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, (i) the Company agrees to issue and sell to each Underwriter the Firm Debentures and (ii) each Underwriter, severally and not jointly, agrees to purchase from the Company the Firm Debentures, on the Initial Closing Date (as defined in Section 3) at a purchase price of 97.6% of the principal amount of the Firm Debentures set forth opposite such Underwriter's name on Schedule I hereto, plus accrued interest, if any, from the Initial Closing Date.

              (b) The Company hereby grants the Option to the several Underwriters to purchase, severally and not jointly, the Option Debentures at the same price per Option Debenture as the Underwriters shall pay for the Firm Debentures. The Underwriters shall not be under any obligation to purchase any of the Option Debentures prior to any exercise of such option. The Option may be exercised only to cover over-allotments in the sale of the Firm Debentures by the Underwriters and may be exercised in whole or in part at any time and from time to time on or before the date that is 30 days after the date hereof (or the next business day if the 30th day is not a business day) upon notice (the "Option Debentures Notice") in writing or by telephone (confirmed in writing) by the Representatives to the Company no later than 5:00 p.m., New York City time, at least two and no more than seven business days before the date specified for closing in the Option Debentures Notice setting forth the aggregate principal amount of the Option Debentures to be purchased and the date of each such purchase (each such date, an "Option Closing Date"). The Initial Closing Date and Option Closing Dates are sometimes herein referred to respectively as the related "Closing Dates". On each Option Closing Date, the Company will issue and sell to the Underwriters the principal amount of Option Debentures set forth in the related Option Debentures Notice and, subject to the terms and conditions and in reliance upon the representations and warranties set forth herein, each Underwriter, severally and not jointly, will purchase such percentage of the related Option Debentures as is equal to the percentage of Firm Debentures that such Underwriter is to purchase on the Initial Closing Date, as adjusted by the Representatives in such manner as they may agree is advisable to avoid fractional Debentures.

         2. Reserved.

         3. Delivery and Payment. The closing for the purchase and sale of the Firm Debentures shall occur at the offices of Sullivan & Worcester, One Post Office Square, Boston, Massachusetts 02109, at 10:00 a.m., Boston time, on October 7, 1996 or at such other time or on such other date as may be agreed upon by the Company and the Representatives (such date is hereinafter referred to as the "Initial Closing Date"). The purchase price in respect of the Firm Debentures will be paid by the several Underwriters through the Representatives to the Company (to such account as the Company shall, at least two business days prior thereto, have instructed the Representatives to make payment) on the Initial Closing Date in same-day funds cleared through the New York Clearing House Interbank Payments System. Such payment shall be made only against delivery of the Firm Debentures to the Representatives.

         To the extent the Option is exercised, delivery of the Option Debentures against payment by the Underwriters (in the manner specified above) will take place at the offices specified above for the Initial Closing Date at the time and date (which may be the Firm Closing Date) specified in the Option Debentures Notice.

         Certificates evidencing the Debentures shall be in definitive form, registered in such names and in such denominations as the Representatives may request not less than two full business days in advance of the Initial Closing Date or the Option Closing Date, as the case may be.

         The Company agrees to have the Debentures available for inspection, checking and packaging by the Representatives in New York, New York, not later than 1:00 p.m. on the business day prior to the Initial Closing Date or the Option Closing Date, as the case may be.

         4. Representations and Warranties of the Company. The Company represents, warrants and covenants as of the date hereof and, as set forth in
Section 8(c) will represent, warrant and covenant as of the Initial Closing Date and each Option Closing Date, to each Underwriter that:

              (a) The Company and the transaction contemplated hereby meet the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations (the "Securities Act Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, and the Company has filed a registration statement on such Form (Registration No. 333-02863) which has become effective, for the registration of the Debentures and the Conversion Shares under the Securities Act and the Securities Act Rules and Regulations. Such registration statement, as amended at the date of this Agreement, meets the requirements set forth in Rule 415(a)(1) of the Securities Act Rules and Regulations and complies in all other material respects with said Rule. The Company proposes to file with the Commission pursuant to Rule 424 of the Securities Act Rules and Regulations a supplement to the form of prospectus included in such registration statement relating to the Debentures and the Conversion Shares and the plan of distribution of the Debentures and has previously advised you of all further information (financial and other) with respect to the Company to be set forth therein. Such registration statement, including the exhibits thereto, as amended at the date of this Agreement, is hereinafter called the "Registration Statement"; such prospectus in the form in which it appears in the Registration Statement is hereinafter called the "Basic Prospectus"; and such supplemented form of final prospectus, in the form in which it shall be filed with the Commission pursuant to Rule 424 (including the Basic Prospectus as so supplemented) is hereinafter called the "Final Prospectus." Any preliminary form of the Final Prospectus which has heretofore been filed pursuant to Rule 424 hereinafter is called the "Preliminary Final Prospectus." Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the date of this Agreement, or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be (the "Incorporated Documents"); and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, the

Basic Prospectus, and the Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the date of this Agreement, or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be, and deemed to be incorporated therein by reference.

              (b) As of each of the following dates or times: (1) the date hereof, (2) when the Final Prospectus is first filed pursuant to Rule 424 of the Securities Act Rules and Regulations, (3) when, prior to the Firm Closing Date (as hereinafter defined) or any Option Closing Date (as hereinafter defined), as the case may be, any amendment to the Registration Statement becomes effective (including the filing of any document incorporated by reference in the Registration Statement), (4) when any supplement to the Final Prospectus is filed with the Commission, (5) at the Firm Closing Date, and (6) at any Option Closing Date, (i) the Registration Statement as amended as of any such time, and the Final Prospectus, as amended or supplemented as of any such time, will comply in all material respects with the applicable requirements of the Securities Act, the Securities Act Rules and Regulations, the Exchange Act and the rules and regulations under the Exchange Act (the "Exchange Act Rules and Regulations"), (ii) the Registration Statement, as amended as of any such time, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, and (iii) the Final Prospectus, as amended or supplemented as of any such time, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement or the Final Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information relating to any Underwriter furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for use in connection with the preparation of the Registration Statement and the Final Prospectus.

              (c) The Incorporated Documents heretofore filed, when they were filed (or, if any amendment with respect to any such document was filed, when such amendment was filed), conformed in all material respects with the requirements of the Exchange Act and the Exchange Act Rules and Regulations, any further Incorporated Documents so filed will, when they are filed, conform in all material respects with the requirements of the Exchange Act and the Exchange Act Rules and Regulations; no such document when it was filed (or, if an amendment with respect to any such document was filed, when such amendment was filed), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; and no such further document, when it is filed, will contain an untrue statement of a material fact or will omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

              (d) The Company is a Maryland real estate investment trust in good standing under the laws of the State of Maryland. Each of its subsidiaries (as hereinafter defined) has been duly organized, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation or organization. Each of the Company and its subsidiaries has full power and authority (corporate and other) to carry on its business as described in the Registration Statement and the Final Prospectus and to own, lease and operate its properties. Each of the Company and its subsidiaries is duly qualified and is in good standing as a foreign corporation or trust, as the case may be, authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Company and its subsidiaries, taken as a whole. The only subsidiaries (as defined in the Securities Act Rules and Regulations) of the Company which are actively engaged in business are the subsidiaries listed on
Schedule II hereto (the "subsidiaries").

              (e) No injunction, stop order, restraining order or order of any nature by a federal, state or foreign court of competent jurisdiction has been issued that would prevent or interfere with the issuance of the Debentures (including, but not limited to, any order suspending the use of the Final

Prospectus or any Preliminary Final Prospectus or suspending the registration or qualification of the Conversion Shares); no proceedings with the purpose of preventing or interfering with the Offering are pending, threatened or, to the Company's knowledge, contemplated by any securities or other governmental authority in any jurisdiction (including, without limitation, the Commission); and no order suspending the qualification or exemption from qualification of the Debentures or the Conversion Shares under the securities or "Blue Sky" laws of any jurisdiction is in effect and no proceeding for such purpose is pending before or threatened or, to the Company's knowledge, contemplated by the authorities of any such jurisdiction.

              (f) The historical and pro forma financial statements of the Company and its subsidiaries and, to the knowledge of the Company, of Marriott International, Inc. (the "Operator"), together with the related schedules and notes thereto, included or incorporated by reference in the Registration Statement, the Final Prospectus and any Preliminary Final Prospectus comply as to form in all material respects with the requirements of the Securities Act. Such historical financial statements present fairly the consolidated financial position, results of operations, shareholders' equity and changes in financial position of the Company and its subsidiaries at the respective dates or for the respective periods therein specified. Such statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved. The other financial and statistical information and data of the Company set forth in or incorporated by reference in the Registration Statement, the Final Prospectus and any Preliminary Final Prospectus are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company and its subsidiaries. Such pro forma financial statements have been prepared on a basis consistent with such historical statements, except for the pro forma adjustments specified therein, and give effect to assumptions made on a reasonable basis and present fairly the pro forma condensed combined financial position of the Company at the date indicated and the pro forma results of its operations for the period indicated.

              (g) The accountants who have certified the financial statements of the Company and, to the Company's knowledge, of the Operator and its subsidiaries, incorporated by reference into the Registration Statement and the Final Prospectus are independent certified accountants as required by the Securities Act and the Securities Act Rules and Regulations. The statements included in or incorporated by reference in the Registration Statement, the final Prospectus and any Preliminary Final Prospectus with respect to such accountants pursuant to Rule 509 of Regulation S-K of the Securities Act Rules and Regulations are true and correct in all material respects.

              (h) Since the respective dates as of which information is given in the Final Prospectus, and except as otherwise disclosed therein, (i) there has been no material adverse change in the business, operations, earnings, prospects, properties or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole, or, to the Actual Knowledge (as defined in Section 4(k) hereof) of the Company, of the Operator (as defined in Section 4(k) hereof) or the Advisor (as defined in Section 4(k) hereof), in any case whether or not arising in the ordinary course of business, (ii) there have been no material transactions entered into by the Company and its subsidiaries, on a consolidated basis, or, to the Actual Knowledge of the Company, the Operator or the Advisor other than transactions in the ordinary course of business, (iii) neither the Company nor its subsidiaries nor, to the Actual Knowledge of the Company, the Operator or the Advisor has incurred any material liabilities or obligations, direct or contingent, (iv) the Company and its subsidiaries, on a consolidated basis, have not (A) declared, paid or made a dividend or distribution of any kind on any class of its capital stock, (B) issued any capital stock of the Company or any of its subsidiaries or any options, warrants, convertible securities or other rights to purchase the capital stock of the Company or any of its subsidiaries or (C) repurchased or redeemed capital stock, and (v) there has not been (A) any material decrease in the Company's net worth or (B) any material increase in the short-term or long- term debt (including capitalized lease obligations) of the Company and its subsidiaries, on a consolidated basis.

              (i) The Company and each of its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

              (j) Except as otherwise disclosed in the Final Prospectus, neither the Company nor any of its subsidiaries nor, to the Actual Knowledge of the Company, any of the Operator or the Advisor is in violation of its respective charter or by-laws or other organizational documents or in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other agreement, indenture or instrument to which the Company or any of its subsidiaries or, to the Actual Knowledge of the Company, the Operator or the Advisor, is a party or by which any of their respective properties or assets may be bound or affected, except for any such violation that would not have a material adverse effect on the condition, financial or otherwise, or in the respective earnings, business affairs or business prospects of any of them. Neither the Company nor, to the Actual Knowledge of the Company, the Operator or the Advisor is in violation of any law, ordinance, governmental rule or regulation or court decree to which it is subject, except for any such violations that would not, individually or in the aggregate, have a material adverse effect on the condition, financial or otherwise, or in the respective earnings, business affairs or business prospects of any of them.

              (k) Except as disclosed in the Registration Statement or the Final Prospectus, there is not now pending or, to the knowledge of the Company, threatened, any litigation, action, suit or proceeding to which the Company or, to the Actual Knowledge of the Company without independent inquiry ("Actual Knowledge"), the Operator or HRPT Advisors, Inc. (the "Advisor") is or will be a party before or by any court or governmental agency or body, which (A) might result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company or, to the Actual Knowledge of the Company, of the Operator or the Advisor or (B) might materially and adversely affect the property or assets of the Company or, to the Actual Knowledge of the Company, of the Operator or the Advisor, or (C) relates to environmental matters involving the Company or, to the Actual Knowledge of the Company, of the Operator or the Advisor, or (D) relates to discrimination on the basis of age, sex, religion or race, relating to the Company or, to the Actual Knowledge of the Company, of the Operator or the Advisor, or (E) concerns the Company or, to the Actual Knowledge of the Company, of the Operator or the Advisor, and is required to be disclosed in the Final Prospectus, or (F) could adversely affect the consummation of this Agreement, the Indenture or the Debentures. No contract or other document is required to be described in the Registration Statement or the Final Prospectus or to be filed as an exhibit to the Registration Statement (except for (i) the Supplemental Indenture, (ii) this Agreement, (iii) the Third Supplemental Indenture to be dated as of October 7, 1996 by and between the Company and the Trustee pursuant to which the Company's 7.25% Convertible Subordinated Debentures due 2001 (the "7.25% Debentures") will be issued, and (iv) the placement agency agreement dated the date hereof by and between the Company and National Westminster Bank PLC, New York Branch (the "Placement Agency Agreement") pursuant to which the 7.25% Debentures will be placed, copies of which will be filed with the Commission on the date hereof) that is not described therein or filed as required.

              (l) The Company has the requisite power and authority to execute, deliver and perform its obligations under this Agreement, the Base Indenture, the Supplemental Indenture and the Debentures, and to issue, sell and deliver the Debentures and the Conversion Shares in accordance with and upon the terms and conditions set forth in this Agreement, the Base Indenture, the Supplemental Indenture and the Debentures, as the case may be. All necessary proceedings of the Company have been duly taken to authorize the execution, delivery and performance by the Company of this Agreement and the Base Indenture, the Supplemental Indenture and the issuance, sale and delivery by the Company of the Debentures and the Conversion Shares.

              (m) This Agreement has been duly and validly authorized, executed and delivered by or on behalf of the Company and is a legal, valid and binding agreement of the Company, enforceable in accordance with its terms (i) subject to applicable bankruptcy, insolvency, reorganization, fraudulent transfer and similar laws affecting creditors' rights, generally, (ii) subject to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law), and (iii) except insofar as the enforceability of the indemnity and contribution provisions contained in this Agreement may be limited by federal or state securities laws and the public policy underlying such laws.

              (n) The Base Indenture and the Supplemental Indenture have been duly and validly authorized by the Company and on the Initial Closing Date will have been duly executed and delivered by the Company and (assuming the due authorization, execution and delivery hereof by the Trustee) each of them will constitute a valid and legally binding instrument of the Company, enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, fraudulent conveyance or similar laws relating to or affecting the rights of creditors generally and by equitable principles. The Base Indenture and the Supplemental Indenture will conform to the description thereof set forth in the Registration Statement and the Final Prospectus. The Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").

              (o) The Debentures have been duly and validly authorized and when the Debentures have been authenticated by the Trustee and issued, executed, delivered and sold by the Company in accordance with the Indenture, will have been duly and validly executed, authenticated, issued and delivered and will (i) constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture to bankruptcy, insolvency, reorganization, fraudulent conveyance or similar laws relating to or affecting the rights of creditors generally and to equitable principles, and (ii) be convertible into the Conversion Shares in accordance with the terms thereof and of the Indenture. The Conversion Shares have been duly and validly authorized and reserved for issuance upon conversion of the Debentures and, when issued and delivered upon such conversion, will be duly and validly issued and outstanding, fully paid and nonassessable and will not have been issued in violation of or subject to any preemptive or other similar rights. The Debentures and the Conversion Shares, when issued, will conform to the respective descriptions thereof set forth in the Registration Statement and the Final Prospectus.

              (p) The execution, delivery and performance by the Company of this Agreement, the Base Indenture, the Supplemental Indenture and the Debentures, the issuance, offering and sale by the Company of the Debentures as contemplated by the Registration Statement and the Final Prospectus, the issuance by the Company of the Conversion Shares upon exercise of the conversion rights contained in the Indenture and the Debentures and the consummation of the transactions contemplated hereby and thereby and compliance with the terms and provisions hereof and thereof, will not violate or conflict with or constitute a breach of any of the terms or provisions of, or a default under, (i) the Amended and Restated Declaration of Trust or Bylaws of the Company or the charter or bylaws or other organizational documents of any subsidiaries of the Company or, to the Actual Knowledge of the Company, the respective charter or bylaws or other organizational documents of the Operator or the Advisor, or (ii) except as disclosed in the Final Prospectus, any agreement, indenture or other instrument to which the Company or any of its subsidiaries or, to the Actual Knowledge of the Company, the Operator or the Advisor is a party or by which the Company or any of its subsidiaries or, to the Actual Knowledge of the Company, the Operator or the Advisor or their respective property or assets is bound, or (iii) any laws, administrative regulations or rulings or decrees applicable to the Company or any of its subsidiaries or, to the Actual Knowledge of the Company, the Operator or the Advisor or their respective properties or assets may be subject.

              (q) No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets is required for the execution, delivery and performance of this Agreement, the Indenture and the Debentures and the consummation of the transactions contemplated hereby and thereby, including, without limitation, the issuance, sale and delivery of the Debentures pursuant to this Agreement, except such as have been obtained and such as may be required under (i) foreign and state securities or "Blue Sky" laws and (ii) the bylaws and rules of the National Association of Securities Dealers, Inc. (the "NASD").

              (r) Except as otherwise disclosed in the Registration Statement and the Final Prospectus, the Company has good and marketable title or ground leases, free and clear of all liens, claims, encumbrances and restrictions, except liens for taxes not yet due and payable and other liens and encumbrances which do not, either individually or in the aggregate, adversely affect the current use or value thereof, to all property and assets described in the Registration Statement and the Final Prospectus as being owned by it. All leases to which the Company is a party relating to real property, and all other leases which are material to the business of the Company, are valid and binding and no default (to the Company's knowledge in the case of leases to which the Company is a party as lessor) has occurred or is continuing thereunder, and the Company enjoys peaceful and undisturbed possession under all such leases to which it is a party as lessee. With respect to all properties owned or leased by the Company, the Company has such documents, instruments, certificates, opinions, and assurances, including without limitation, fee, leasehold owners or mortgage title insurance policies (disclosing no material encumbrances or title exceptions except as otherwise set forth in the Registration Statement and the Final Prospectus), legal opinions and property insurance policies in each case in form and substance as are usual and customary in transactions involving the purchase of similar real estate and are appropriate for the Company to have obtained.

              (s) The Company and each of the subsidiaries owns, or possesses adequate rights to use, all patents, trademarks, trade names, service marks, copyrights, licenses and other rights necessary for the conduct of their respective businesses as described in the Registration Statement and the Final Prospectus, and neither the Company nor any of its subsidiaries has received any notice of conflict with, or infringement of, the asserted rights of others with respect to any such patents, trademarks, trade names, service marks, copyrights, licenses and other such rights (other than conflicts or infringements that, if proven, would not have a material adverse effect on the business, operations, earnings, prospects, properties or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole), and neither the Company nor any of its subsidiaries knows of any basis therefor.

              (t) All material tax returns required to be filed by the Company and each of its subsidiaries in any jurisdiction have been timely filed, other than those filings being contested in good faith, and all material taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due pursuant to such returns or pursuant to any assessment received by the Company or any of its subsidiaries have been paid other than those being contested in good faith and for which adequate reserves have been provided.

              (u) Except for non-compliance which in the aggregate does not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company, and except for Hazardous Materials (as defined below) or substances which are handled and/or disposed of in compliance with all applicable federal, state and local requirements, to the Company's knowledge, after due investigation, the real property owned, leased or otherwise utilized by the Company in connection with the operation of its business, including, without limitation, any subsurface soils and ground water (the "Realty"), is free of contamination from any Hazardous Materials. To the Company's knowledge, after due investigation, the Realty does not contain any underground storage or treatment tanks, active or abandoned water, gas or oil wells, or any other underground improvements or structures, other than the foundations, footings, or other supports for the improvements located thereon which based on present knowledge could presently or at any time in the future cause a material detriment to or materially impair the beneficial use thereof by the Company or constitute or cause a significant health, safety or other environmental hazard to occupants or users thereof without regard to any special conditions of such occupants or users. The Company represents that, after due investigation, it has no knowledge of any material violation, with respect to the Realty, of any Environmental Law, or of any material liability on the part of the Company, with respect to the Realty, resulting from the presence, use, release, threatened release, emission, disposal, pumping, discharge, generation or processing of any Hazardous Materials. As used herein, "Environmental Law" means any federal, state or local statute, regulation, judgment, order or authorization relating to emissions, discharges, releases or threatened releases of Hazardous Materials into ambient air, surface water, ground water, publicly owned treatment works, septic systems or land, or otherwise relating to the pollution or protection of health or the environment. As used herein, "Hazardous Materials" means any substance, material or waste which is regulated by any federal, state or local government or quasi-government authority, and includes, without limitation (a) any substance, material or waste defined, used or listed as a "hazardous waste", "hazardous substance", toxic substance", "medical waste", "infectious waste" or other similar terms as defined or used in any Environmental Law, as such Environmental Law may from time to time be amended; and (b) any petroleum products, asbestos, lead-based paint, polychlorinated biphenyls, flammable explosives or radioactive materials.

              (v) Each of the Company, its subsidiaries and, to the Actual Knowledge of the Company, the Operator and the Advisor has such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("permits"), including, without limitation, under any applicable Environmental Laws, as are necessary to own, lease and operate its properties and to engage in the business currently conducted by it, except such licenses and permits as to which the failure to own or possess will not in the aggregate have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company, or, to the Actual Knowledge of the Company, the Operator or the Advisor and neither the Company nor, to the Actual Knowledge of the Company, the Operator or the Advisor has any reason to believe that any governmental body or agency is considering limiting, suspending or revoking any such license, certificate, permit, authorization, approval, franchise or right; each of the Company, its subsidiaries and, to the Actual Knowledge of the Company, the Operator and the Advisor has fulfilled and performed all of its obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such permit; and, except as described in the Registration Statement and the Final Prospectus, such permits contain no restrictions that are materially burdensome to the Company, any of its subsidiaries or, to the Actual Knowledge of the Company, the Operator or the Advisor.

              (w) To the best knowledge of the Company, no labor problem exists or is imminent with employees of the Company or any of its subsidiaries that could have a material adverse effect on the business, operations, earnings, prospects, properties or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole.

              (x) Neither the Company nor any of its subsidiaries nor, to the best of the Company's knowledge, any officer of director purporting to act on behalf of the Company or any of its subsidiaries has at any time: (i) made any contributions to any candidate for political office, or failed to disclose fully any such contributions, in violation of law, (ii) made any payment of funds to, or received or retained any funds from, any state, federal or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or allowed by applicable law, or (iii) engaged in any transactions, maintained any bank account or used any corporate funds except for transactions, bank accounts and funds which have been and are reflected in the normally maintained books and records of the Company and its subsidiaries.

              (y) The authorized, issued and outstanding capital stock of the Company, and the capital stock reserved or committed for issuance, is as set forth under the captions "Capitalization" and "Description of Capital Stock" in the Registration Statement and the Final Prospectus. All of the issued and outstanding indebtedness of the Company and Common Shares are duly and validly authorized and issued, and all of the issued and outstanding Common Shares are, and the Conversion Shares when acquired on the terms and conditions specified in the Debentures and the Indenture will be, fully paid and nonassessable. The Company has a sufficient number of authorized but unissued Common Shares to enable the Company to issue, without further stockholder action, all the

Conversion Shares. There are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any Common Shares pursuant to the Company's declaration of trust, bylaws or any oral or written agreement or other instrument to which the Company or any of its subsidiaries is a party or by which either the Company or any of its subsidiaries is bound that is not described in the Registration Statement and the Final Prospectus. Neither the offering and sale of the Debentures, as contemplated by this Agreement, nor the issuance or delivery of the Conversion Shares, as contemplated by the Indenture and the Debentures, gives rise to any rights, other than those which have been, or which will, prior to the Initial
Closing Date, be, waived in writing or satisfied, for or relating to the registration or offering of any shares of capital stock or other securities of the Company. The Common Shares of the Company conform and, upon the issuance of the Conversion Shares in connection with the conversion of the Debentures, the Conversion Shares will conform, in all material respects to the statements relating thereto in the Registration Statement and the Final Prospectus.

              (z) All of the outstanding shares of capital stock of, or other ownership interests in, each of the Company's subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable, and, except as disclosed in the Registration Statement and the Final Prospectus, are owned by the Company free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature.

              (aa) None of the subsidiaries of the Company owns any shares of stock or any other securities of any corporation or has any equity interest in any firm, partnership, association or other entity except as referred to or described in the Registration Statement and the Final Prospectus and the Company does not own, directly or indirectly, any shares of stock or any other securities of any corporation or have any equity interest in any firm, partnership, association or other entity other than the issued capital stock of its subsidiaries, except in each case for non-controlling positions acquired in the ordinary course of business.

              (ab) Except as disclosed in the Registration Statement and the Prospectus, there are no material outstanding loans or advances or material guarantees of indebtedness by the Company or any of its subsidiaries to or for the benefit of any of the officers or directors of the Company or any of its subsidiaries or any of the members of the families of any of them.

              (ac) The Company and each of its subsidiaries maintains insurance, duly in force, with insurers of recognized financial responsibility; such insurance insures against such losses and risks as are adequate in accordance with customary industry practice to protect the Company and its subsidiaries and their respective businesses; and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the business, operations, earnings, prospects, properties or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole, except as disclosed in or contemplated by the Registration Statement and the Final Prospectus.

              (ad) Neither the Company nor any of its officers and directors (as defined in the Securities Act Rules and Regulations) has taken or will take, directly or indirectly, prior to the termination of the Offering contemplated by this Agreement and the Registration Statement and Final Prospectus any action designed to stabilize or manipulate the price of any security of the Company, or which has caused or resulted in, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of the Debentures or the Conversion Shares.

              (ae) In connection with the Offering, the Company has not offered and will not offer Debentures, its Common Shares or any other securities convertible into or exchangeable or exercisable for Common Shares in a manner in violation of the Securities Act. The Company has not distributed and will not distribute any offering material in connection with the Offering other than the Registration Statement, the Final Prospectus and any Preliminary Final Prospectus. No securities of the same class as the Debentures have been issued and sold by the Company within the six-month period immediately prior to the date hereof.

              (af) Neither the Company nor any of its subsidiaries is an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended, or an "investment advisor" as such term is defined in the Investment Advisors Act of 1940, as amended.

              (ag) Any certificate signed by an officer of the Company and delivered to the Underwriters or to counsel for the Underwriters pursuant to this Agreement shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

              (ah) The Company has dealt with no broker, finder, commission agent or other person in connection with the sale of the Debentures and the transactions contemplated by this Agreement, the Registration Statement and the Final Prospectus, other than the Underwriters, and the Company is under no obligation to pay any broker's fee or commission in connection with such transactions, other than the commission to the Underwriters contemplated hereby.

              (ai) Neither the Company nor any affiliate of the Company does business with the government of Cuba or with any person or affiliate located in Cuba and the Company and each affiliate thereof has complied, to the extent necessary, with all provisions of Section 517.075, Florida Statutes, and applicable rules and regulations thereunder.

              (aj) There are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or liens related to or entitling any person to purchase or otherwise to acquire any shares of the capital stock of, or other ownership interest in, the Company or any subsidiary thereof except as otherwise disclosed in the Registration Statement and the Final Prospectus.

              (ak) The Company is organized in conformity with the requirements for qualification, and, as of the date hereof the Company operates, and as of the Initial Closing Date and any Option Closing Date the Company will operate, in a manner that qualifies the Company, as a "real estate investment trust" (a "REIT") under the Internal Revenue Code of 1986, as amended (the "Code"), and the rules and regulations thereunder, for 1996 and subsequent years. The Company qualified as a real estate investment trust for its 1987, 1988, 1989, 1990, 1991, 1992, 1993, 1994 and 1995 taxable years.

              (al) No default exists, and no event has occurred which, with notice or lapse of time or both, would constitute a default in the due performance and observance of any term, covenant or condition of any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective properties is bound or may be affected in any material adverse respect with regard to property, business or operations of the Company and its subsidiaries, considered as a whole, except as disclosed in the Registration Statement and the Final Prospectus.

              (am) The Debentures and the Conversion Shares have been approved for listing on the New York Stock Exchange, subject only to notice of issuance, and the Company knows of no reason or set of facts which is likely to adversely affect such approval.

              (an) The Advisory Agreement (as defined in the Final Prospectus) has been duly authorized, executed and delivered by the parties thereto and constitutes the valid agreement of the parties thereto, enforceable in accordance with its terms, except as limited by (a) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights or remedies of creditors or (b) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefore may be brought.

         5. Agreements of the Company. The Company covenants and agrees with each of the Underwriters as follows:

              (a) Prior to the termination of the offering of the Debentures, the Company will not file any amendment of the Registration Statement or supplement (including the Final Prospectus) to the Basic Prospectus unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, the Company will cause the Final Prospectus to be transmitted to the Commission for filing pursuant to Rule 424 by EDGAR and will cause the Final Prospectus to be filed with the Commission pursuant to said Rule. The Company will advise the Representatives promptly (i) when the Final Prospectus shall have been filed pursuant to Rule 424, (ii) when any amendment to the Registration Statement relating to the Debentures shall have become effective, (iii) of any request by the Commission for any amendment of the Registration Statement or amendment of or supplement to the Final Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Debentures for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will make every reasonable effort to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

              (b) If, at any time when a prospectus relating to the Debentures is required to be delivered under the Securities Act or the Securities Act Rules and Regulations in connection with sales by an Underwriter or dealer, any event occurs as a result of which the Final Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading, or if it shall be necessary to amend or supplement the Final Prospectus to comply with the Securities Act, the Securities Act Rules and Regulations, the Exchange Act or the Exchange Act Rules and Regulations, the Company promptly will prepare and file with the Commission, subject to the first sentence of subparagraph (a) of this Section 5, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance.

              (c) The Company will make generally available to its security holders and to the Representatives as soon as practicable after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 of the Securities Act Rules and Regulations) covering a twelve month period beginning not later than the first day of the Company's fiscal quarter next following the "effective date" (as defined in said Rule 158) of the Registration Statement.

              (d) The Company will furnish to the Representatives and counsel for the Underwriters, without charge, copies of the Registration Statement (including exhibits thereto) and each amendment thereto which shall become effective on or prior to the Initial Closing Date or any Option Closing Date, as the case may be, and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Securities Act or the Securities Act Rules and Regulations, as many copies of any Preliminary Final Prospectus and the Final Prospectus and any amendments thereof and supplements thereto as the Representatives may reasonably request.

              (e) The Company will use its reasonable efforts to arrange for the qualification of the Debentures and the Conversion Shares for offer and sale under the laws of such jurisdictions as the Representatives may reasonably designate and will maintain such qualifications in effect so long as required for the distribution of the Debentures; provided, however, that the Company shall not be required to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general or unlimited service of process of any jurisdiction where it is not now so subject.

              (f) The Company will apply the net proceeds from the sale of the Debentures, the International Debentures (as defined below) and the 7.25% Debentures as set forth under "Use of Proceeds" in the Final Prospectus.

              (g) The Company will not at any time, directly or indirectly, take any action intended, or which might reasonably be expected, to cause or result, in, or which will constitute, under the Securities Act or otherwise, stabilization of the price of any security of the Company to facilitate the sale or resale of the Debentures.

              (h) During the period commencing on the Initial Closing Date and ending three years from the last Closing Date, the Company will furnish to the Representatives copies of such financial statements and other periodic and special reports as the Company may from time to time distribute generally to the holders of any class of its capital stock or file with the Commission, the New York Stock Exchange ("NYSE") or any national securities exchange, and will furnish to each Underwriter who may so request a copy of each annual or other report it shall be required to file therewith.

              (i) The Company will timely file any document which it is required to file pursuant to the Exchange Act prior to the termination of the Offering.

              (j) The Company currently intends to continue to elect to qualify as a "real estate investment trust" under the Code and use its best efforts to continue to meet the requirement to qualify as a REIT.

         6. Representations and Warranties of NatWest. NatWest represents and warrants to the Company and agrees that:

              (a) It has (i) not offered or sold and will not, prior to the expiry of the period six months from the last Closing Date, offer or sell in the United Kingdom, by means of any document, any Debentures other than to persons whose ordinary business it is to buy or sell shares or debentures (whether as principal or agent) or in circumstances which do not constitute an offer to the public within the meaning of the Public Offers of Securities Regulations 1995;
(ii) complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by them in relation to the Debentures in, from or otherwise involving the United Kingdom; and (iii) issued or passed on and will issue or pass on to any person in the United Kingdom any document received by them in connection with the issuance of the Debentures only if that person is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996, as amended, or is a person to whom the document may otherwise lawfully be issued or passed on.

         7. Expenses.

              (a) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay, or reimburse if paid by the Representatives with the Company's prior approval, all costs and expenses incident to the performance of the obligations of the Company under this Agreement, including but not limited to costs and expenses of or relating to (i) the preparation and distribution of the Registration Statement, Preliminary Final Prospectus, the Final Prospectus and any amendments or supplements thereto, (ii) the preparation, printing, issue, exchange and delivery of the Registration Statement, the Preliminary Final Prospectus, the Final Prospectus, the Debentures and the Conversion Shares, (iii) the printing (or reproduction) and delivery of the Indenture, this Agreement, the preliminary and supplemental Blue Sky Memoranda and all other agreements or documents printed (or reproduced) and delivered in connection with the Offering, (iv) furnishing (including costs of shipping and mailing) such copies of the Preliminary Final Prospectus, the Final Prospectus, and all amendments and supplements thereto, as may be required thereunder, (v) the listing of the Debentures on the NYSE and the listing of the Conversion Shares issuable upon conversion of the Debentures on the NYSE, (vi) any filings required to be made by the Underwriters with the NASD in connection with the Offering, and (vii) all other costs and expenses incident to the performance of the obligations of the Company hereunder and under the Indenture which are not otherwise provided for in this paragraph.

              (b) If (i) the sale of the Debentures is not consummated because any condition to the obligations of the Underwriters set forth in Section 8 hereof is not satisfied, (ii) this Agreement shall be terminated pursuant to any of the provisions hereof (other then by the Company pursuant to Section 10 hereof or pursuant to Section 12 (iii), (iv) or (v) hereof) or if for any reason the Company shall be unable to perform its obligations hereunder (other than as a result of any Underwriter's failure to perform any of its obligations hereunder), the Company will reimburse the several Underwriters for all out-of-pocket expenses (including, the fees, disbursements and other charges of counsel to the Underwriters) reasonably incurred by them in connection herewith. The Company shall not under any circumstances, including a breach of this Agreement by the Company, be liable to the Underwriters for the loss of anticipated profits from the transactions covered by this Agreement.

         8. Conditions to Obligations of Underwriters. The obligations of the Underwriters to purchase the Firm Debentures shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the date hereof, as of the date of the effectiveness of any amendment to the Registration Statement filed prior to the Initial Closing Date (including the filing of any document incorporated by reference therein) and as of the Initial Closing Date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

              (a) No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose shall have been instituted or threatened by the

Commission; no order suspending the effectiveness of the Registration Statement or the qualification or exemption from qualification of the Debentures or the Conversion Shares under the securities or "Blue Sky" laws of any jurisdiction shall be in effect and no proceeding for such purpose shall be pending before or threatened or contemplated by the authorities of any such jurisdiction; any request for additional information on the part of the staff of the Commission or such authorities shall have been complied with to the satisfaction of the staff of the Commission or such authorities; after the date hereof no amendment or supplement to the Registration Statement, any Preliminary Final Prospectus or the Final Prospectus shall have been prepared unless a copy thereof was first submitted to the Representatives and the Representatives shall not have objected thereto in good faith.

              (b) Since the respective dates as of which information is given in the Registration Statement and the Final Prospectus, except as may otherwise be stated therein (or in any amendment or supplement thereto), (i) there shall not have been any material adverse change in the business, operations, earnings, prospects, properties or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, and (ii) neither the Company nor any of its subsidiaries shall have sustained any material loss or interference with its business or properties from fire, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, if in the judgment of the Representatives any such development makes it impracticable or inadvisable to consummate the sale and delivery of the Debentures by the Underwriters.

              (c) (i) The Company shall have furnished to the Underwriters the opinion of Sullivan & Worcester LLP, counsel for the Company, dated the Initial Closing Date, which opinion shall be in such form as shall be satisfactory to the Representatives; and (ii) the Company shall have furnished to the Underwriters the opinion of Sherin & Lodgen, counsel for the Company, dated the Initial Closing Date, which opinion shall be in such form as shall be satisfactory to the Representatives. With respect to matters governed by Maryland law, Sullivan & Worcester LLP may rely on an opinion, dated as of the Initial Closing Date, of Piper & Marbury, LLP.

              (d) The Underwriters shall have received the opinion, dated the related Closing Date, of Stroock & Stroock & Lavan, counsel for the Underwriters, in form and substance reasonably satisfactory to the Representatives. With respect to matters governed by Maryland law, such counsel may rely upon an opinion, dated as of the Initial Closing Date, of Piper & Marbury, LLP.

              (e) On the date hereof, the Underwriters shall have received from the Accountants a "comfort" letter, dated the date of this Agreement, in form and substance reasonably satisfactory to the Representatives and counsel to the Underwriters with respect to the financial statements and certain financial information of the Company and its subsidiaries contained in the Registration Statement and the Final Prospectus (including the Incorporated Documents), (i) confirming that they are independent accountants with respect to the Company and its subsidiaries within the meaning of the Securities Act and the Securities Act Rules and Regulations, and (ii) stating their conclusions and findings with respect to specified financial and statistical and numerical information contained in the Registration Statement and the Final Prospectus. At the Initial Closing Date and, as to the Option Debentures, each Option Closing Date, the Accountants shall have furnished to the Underwriters a letter, dated the date of its delivery, which shall reaffirm such conclusions and findings as of the related Closing Date on the basis of a review conducted in accordance with the procedures set forth therein.

              (f) At the Initial Closing Date and on each Option Closing Date the Underwriters shall receive a certificate, dated the date of delivery, executed on its behalf by the Company's President and Chief Financial Officer, in form and substance satisfactory to the Representatives, to the effect set forth in Section 8(b) hereof and to the effect that:

              (g) Each of the representations and warranties of the Company contained in this Agreement were, when originally made, and are, at the time such certificate is delivered, true and correct;

              (h) Each of the covenants required herein to be performed by the Company on or prior to the date of such certificate has been duly, timely and fully performed and each condition herein required to be complied with by the Company on or prior to the delivery of such certificate has been duly, timely and fully complied with; and

              (i) No stop order has been issued, no proceedings for that purpose have been instituted or threatened, and no order suspending the effectiveness of the Registration Statement or the qualification or exemption from qualification of the Debentures or the Conversion Shares under the securities or "Blue Sky" laws of any jurisdiction shall be in effect and no proceeding for such purpose shall be pending before or threatened by the authorities of any such jurisdiction.

              (j) The Debentures and Conversion Shares shall have been accepted for listing on the NYSE, subject only to notice of issuance.

              (k) The Company and the Trustee, shall have entered into the Indenture and the Representatives shall have received a fully executed original copy thereof.

              (l) The Firm Debentures and the Option Debentures, as the case may be, shall have been made available for inspection and shall have been delivered to the Representatives or for the accounts of the Underwriters as set forth herein.

              (m) The Underwriters and counsel for the Underwriters shall have received such further certificates, documents or other information as they may have reasonably requested from the Company.

              (n) The offering and sale by the Company of the International Debentures contemplated by that certain subscription agreement of even date herewith by and between the Company and the several managers named therein, for whom NatWest and Merrill Lynch International are acting as lead managers, shall close concurrently with the closing contemplated hereunder.

         All opinions, certificates, letters and documents delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Representatives and counsel to the Underwriters. The Company shall furnish to the Underwriters such conformed copies of such opinions, certificates, letters and documents in such quantities as the Underwriters and counsel for the Underwriters shall reasonably request.

         The several  obligations  of the  Underwriters  to purchase  the Option
Debentures hereunder are subject to the satisfaction on and as of any Option Closing Date of the conditions set forth in this Section 8, except that, if any Option Closing Date is other than the Closing Date, the certificates, opinions and letters referred to herein shall be dated the Option Closing Date in question and the opinions called for by paragraphs (c) and (d) shall be revised to reflect the sale of the Option Debentures.

         9. Indemnification and Contribution.

              (a) The Company will indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person, if any, who controls each Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from the against any and all losses, claims, liabilities, expenses and damages (including any and all investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), joint or several, to which they, or any of them, may become subject insofar as such losses, claims, liabilities, expenses or damages arise out of or are based on (i) any breach of a representation or warranty made by the Company in Section 4 of this Agreement, (ii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Final Prospectus or in the Registration Statement or the Final Prospectus or in any amendment or supplement thereto, or in any application or other document, any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Debentures or Conversion Shares under the securities or "Blue Sky" laws thereof (each, an "Application"), or (iii) any omission or alleged omission to state in any Preliminary Final Prospectus or the Registration Statement or the Final Prospectus or any amendment or supplement thereto, or any Application a material fact required to be stated therein or necessary in order to make the statements therein not misleading and shall reimburse to each Underwriter and each such controlling person, as incurred, any legal and other expenses incurred in investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action; provided, however, that (i) the Company shall not be liable to any Underwriter in any such case to the extent that any such loss, claim, liability, expense or damage arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Preliminary Final Prospectus or the Final Prospectus, including any amendment or supplement thereto, in reliance upon and in conformity with information furnished to the Company by or on behalf of such Underwriter specifically for inclusion therein, and (ii) such indemnity with respect to the Basic Prospectus or any Preliminary Final Prospectus shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) from whom the person asserting any such loss, claim, liability, expense or damage purchased the Debentures which are the subject thereof if such person did not receive a copy of the Final Prospectus (or the Final Prospectus as amended or supplemented) excluding documents incorporated therein by reference at or prior to the confirmation of the sale of such Debentures to such person in any case where such delivery is required by the Securities Act and the untrue statement or omission of a material fact contained in the Basic Prospectus or any Preliminary Final Prospectus was corrected in the Final Prospectus (or the Final Prospectus as amended or supplemented), unless such failure was the result of noncompliance by the Company with Section 5(d) hereof. This indemnity agreement will be in addition to any liability that the Company might otherwise have.

              (b) Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company, each of its trustees, each of its officers and each person, if any, who controls the Company within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities, joint or several, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only insofar as such losses, claims, liabilities, expenses or damages are based solely on any untrue statement or alleged untrue statement or omission or alleged omission made in the Preliminary Final Prospectus or the Final Prospectus, including any amendment or supplement thereto, made in reliance upon and in conformity with information furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for inclusion therein. This indemnity shall be in addition to any liability which such Underwriter may otherwise have. The Company acknowledges that for all purposes of this Agreement the statements set forth (i) in the last paragraph of the cover page, (ii) in the stabilization legend on the inside front cover page, and (iii) in the first, third, sixth and seventh paragraphs under the heading "Underwriting" in any Preliminary Final Prospectus or the Final Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in the documents referred to in the foregoing indemnity, and the Underwriters confirm that such statements are correct.

              (c) Any party that proposes to assert the right to be indemnified under this Section 9 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 9, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not relieve it from any liability that it may have to any indemnified party under the foregoing provisions of this Section 9 unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it so elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of any such action, with counsel satisfactory to the indemnified party. After receipt of such notice by the indemnified party from an indemnifying party, no indemnifying party will be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense of such action.

         The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (i) the employment of such counsel by the indemnified party has been authorized in writing by the indemnifying party, (ii) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (iii) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party), or (iv) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action. In any such case, the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties.

         It is understood that in no event shall the indemnifying parties be liable for the fees, disbursements and other charges of more than one counsel (in addition to any local counsel) for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred and upon receipt of substantiation of such charges as the indemnifying party may reasonably request.

         The Company will not, without the prior written consent of each Underwriter, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not such Underwriter or any person who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act is a party to each claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of each Underwriter and each such controlling person from all liability arising out of such claim, action, suit or proceeding. The Company shall not be liable for any settlement of any such action, suit or proceeding effected without its written consent, but if settled with the written consent of the Company or if there shall be a final judgment for the plaintiff in any such action, suit or proceeding, the Company agrees to indemnify and hold harmless any Underwriter and any such controlling person to the extent set forth in this Section 9 from and against any loss, claim, damage, liability or expense by reason of such settlement or judgement. Notwithstanding the immediately preceding sentence, if in any case where the fees and expenses of counsel are at the expense of the indemnifying party and an indemnified party shall have requested the indemnifying party to reimburse the indemnified party for such fees and expenses of counsel as incurred, such indemnifying party agrees that it shall be liable for any settlement of any action effected without its written consent if (i) such settlement is entered into more than ten business days after the receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall have failed to reimburse the indemnified party in accordance with such request for reimbursement prior to the date of such settlement.

              (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of this Section 9 is applicable in accordance with its terms but for any reason is held to be unavailable from the Company or the Underwriters, the Company and the Underwriters will contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal, and other expenses reasonably incurred in connection with, any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contribution received by the Company from persons other than the Underwriters, such as persons who control the Company within the meaning of the Securities Act or the Exchange Act, officers and directors of the Company, who also may be liable for contribution) to which the Company and any one or more of the Underwriters may be subject in such proportion as shall be appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriters on the other. The relative benefits received by the Company, on the one hand, and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the Offering (before deducting expenses) received by the Company bears to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in Section 1 hereof. If, but only if, the allocation provided by the foregoing sentences is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Company, on the one hand, and the Underwriters, on the other, with respect to the statements or omissions which resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such Offering. Such relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Representatives on behalf of the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 9(d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense or damage, or action in respect thereof, referred to above in this
Section 9(d) shall be deemed to include, for purposes of this Section 9(d), any legal or other expenses reasonably incurred by such indemnified parry in connection with investigating or defending any such action or claim.

         Notwithstanding the provisions of this Section 9(d), (i) no Underwriter shall be required to contribute, cumulatively, any amount in excess of the underwriting discounts and commissions received by it less any amounts paid by such Underwriter and (ii) no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 9(d) are several in proportion to their respective subscription obligations and not joint. For purposes of this Section 9(d), any person who controls a party to this Agreement within the meaning of the Securities Act or the Exchange Act will have the same rights to contribution as that party, and each director or officer of the Company will have the same rights to contribution as the Company, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such parry in respect of which a claim for contribution may be made under this Section 9(d), will notify any such parry or parties from whom contribution may be sought, but the omission so to notify will not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 9(d). No party will be liable for contribution with respect to any action or claim settled without its written consent (which consent will not be unreasonably withheld).

         Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect to which a claim for contribution may be made against another party or parties under this Section 9(d), notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation (x) it or they may have hereunder or otherwise than under this Section 9(d) or (y) to the extent that such party or parties were not adversely affected by such omission. The contribution agreement set forth above shall be in addition to any liabilities which any indemnifying party may otherwise have.

         10. Default by an Underwriter. If any one or more Underwriters shall fail on the Initial Closing Date or, with respect to any Option Debentures, on the Option Closing Date to purchase and pay for any of the Debentures agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Debentures set forth opposite their names in Schedule I hereto bear to the aggregate amount of Debentures set forth opposite the names of all the remaining Underwriters) the Debentures which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Debentures which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Debentures set forth in Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Debentures, and if such non-defaulting Underwriters do not purchase all the Debentures, this Agreement will terminate without liability to any non-defaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this Section 10, the Initial Closing Date or, with respect to any Option Debentures, the Option Closing Date, shall be postponed for such period, not exceeding seven days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any non-defaulting Underwriter for damages occasioned by its default hereunder.

         11. Survival. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company, its officers and the several Underwriters set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in fill force and effect, regardless of (i) any investigation made by or on behalf of the Company, any of its officers or directors, any Underwriters or any controlling person referred to in Section 9 hereof and (ii) delivery of and payment for the Debentures. The respective agreements, covenants, indemnities and other statements set forth in Sections 5 and 9 hereof and this Section 11 shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

         12. Termination. The obligations of the Underwriters under this Agreement may be terminated at any time prior to the Initial Closing Date or, with respect to the Option Debentures, on or prior to the related Option Closing Date, by notice to the Company from the Representatives, without liability on the part of any Underwriter to the Company, if, prior to delivery and payment for the Debentures, in the sole discretion of the Underwriters:

                  (i) the Company shall have failed, refused or been unable to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder at or prior thereto;

                  (ii) trading in any equity securities of the Company shall have been suspended by the Commission or by an exchange that lists the Common Shares;

                  (iii) trading in securities generally on the NYSE, the American Stock Exchange, the Nasdaq Stock Market, the Luxembourg Stock Exchange or the International Stock Exchange of the United Kingdom and the Republic of Ireland Limited shall have been suspended or limited or minimum or maximum prices shall have been generally established on any such exchange or market, or additional material governmental restrictions, not in force on the date of this Agreement, shall have been imposed upon trading in securities generally by any of such exchanges or markets or by order of the Commission or any court or other governmental authority;

                  (iv) a general banking moratorium shall have been declared by United States federal, New York State, Commonwealth of Massachusetts, Luxembourg or United Kingdom authorities; or

                  (v) any material adverse change in the financial or securities markets in the United States, Luxembourg or the United Kingdom or any outbreak or escalation of hostilities or declaration by the United States, Luxembourg or the United Kingdom of a national emergency or war or other calamity or crisis shall have occurred, the effect of any of which is such as to make it, in the sole judgment of the Representatives, impracticable or inadvisable to proceed with the Offering or the delivery of the Debentures on the terms and in the manner contemplated by the Final Prospectus.

Any termination pursuant to this Section 11 shall be without liability of any party to any other party except as provided in sections 7 and 9.

         13. Effective Date of Agreement. This Agreement shall become effective:
(i) upon the execution and delivery hereof by the parties hereto; or (ii) if, at the time this Agreement is executed and delivered, it is necessary for a post-effective amendment to the registration statement to be declared effective before the offering of the Debentures may commence, when notification of the effectiveness of such post-effective amendment has been released by the Commission. Until such time as this Agreement shall have become effective, it may be terminated by the Company, by notifying you, or by you, by notifying the Company.

         14. Notices. All communications hereunder shall be in writing and, if sent to the Representative shall be mailed or delivered or telecopied and confirmed in writing to their address set forth on the first page hereof,
Attention: Melvyn Rowe, and if sent to the Company, shall be mailed, delivered or telecopied and confirmed in writing to the Company at 400 Centre Street, Newton, Massachusetts 02158, Attention: Chief Operating Officer.

         15. Successors. This Agreement shall inure to the benefit of and shall be binding upon the several Underwriters, the Company and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Company contained in Section 9(a) of this Agreement shall also be for the benefit of any person named therein and (ii) the indemnities of the Underwriters contained in Section 9(b) of this Agreement shall also be for the benefit of the persons named therein. No purchaser of Debentures shall be deemed a successor because of such purchase. This Agreement shall not be assignable by any party hereto without the prior written consent of the other party.

         16. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

         17. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         18. Waiver of Jury Trial. The Company and the Underwriters each hereby irrevocably waive any right they may have to a trial by jury in respect of any claim based upon or arising out of this Agreement or the transactions contemplated hereby.

         If the foregoing correctly sets forth the agreement among the Company and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

                                    Very truly yours,


                                    HEALTH AND RETIREMENT PROPERTIES TRUST


                                    By:
                                       Name:
                                       Title:



ACCEPTED:

NATWEST SECURITIES LIMITED
MERRILL LYNCH & CO.
by Natwest Securities Limited
For itself and on behalf of the several Underwriters

By:
         Name:  Melvyn Rowe
         Title: Director, Equity Capital Markets

                                   SCHEDULE I


                                                        Principal Amount
                                                       of Firm Debentures
        Underwriters                                     to be Purchased
        ------------                                   ------------------

Natwest Securities Limited                                 $35,000,000
Merrill Lynch & Co.                                         35,000,000
                                                           -----------

                  Total                                    $70,000,000

                                   SCHEDULE II


                                  Subsidiaries


1.       Church Creek Corporation, a Massachusetts corporation.

2.       Hub Properties Trust, a Maryland real estate investment trust.

3.       Causeway Holdings, Inc., a Massachusetts corporation.

                                  SCHEDULE III

                                   Term Sheet